SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 1, 2018.

MFS® Moderate Allocation Fund

Effective immediately, the following is added just after the table in the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information":
As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:
Specialty Funds:	6.0%
MFS Commodity Strategy Fund	3.0%
MFS Global Real Estate Fund	3.0%
All percentages are rounded to the nearest tenth of a percent.

Effective immediately, the following is added just after the second table in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks":
As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:
Specialty Funds:	6.0%
MFS Commodity Strategy Fund	3.0%
MFS Global Real Estate Fund	3.0%
All percentages are rounded to the nearest tenth of a percent.
 Effective March 29, 2018, the section entitled "MFS Absolute Return Fund" under the main heading "Appendix B – Description of Underlying Funds" is deleted in its entirety.
Effective immediately, the following sentence is added to the first paragraph in the sub-section entitled "Principal Investment Strategies" under the sub-section entitled "MFS Government Securities Fund" under the main heading entitled "Appendix B – Description of Underlying Funds":
MFS may also invest the fund's assets in other debt instruments.
1033190                                    1                            MOD-SUP-I-020118